                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

      WHEREAS, the undersigned is Chairman of the Board and Chief Executive Officer of the Registrant, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Gregory Blatt (with full power to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution, for her and on her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 1999.
                                          /s/ Martha Stewart
                                          --------------------------------------
                                          Name: Martha Stewart
                                          Title: Chairman of the Board and Chief
                                             Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is President, Chief Operating Officer and a director of the Registrant, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Gregory Blatt (with full power to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution, for her and on her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 1999.
                                          /s/ Sharon Patrick
                                          --------------------------------------
                                          Name: Sharon Patrick
                                          Title: President, Chief Operating
                                             Officer and Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is Senior Vice President, Finance and Controller of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Sharon Patrick and Gregory Blatt, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of July, 1999.

                                          /s/ James Follo
                                          --------------------------------------
                                          Name:  James Follo
                                          Title: Senior Vice President, Finance
                                              and Controller

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is a director of the Registrant, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Sharon Patrick and Gregory Blatt, or either of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution, for her and on her behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 1999.

                                          /s/ Charlotte Beers
                                          --------------------------------------
                                          Name: Charlotte Beers
                                          Title: Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MARTHA STEWART LIVING OMNIMEDIA, INC., a Delaware corporation (hereinafter referred to as the "Registrant"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-1 with respect to shares of Class A common stock of the Registrant (the "Registration Statement");

     WHEREAS, the undersigned is a director of the Registrant, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Sharon Patrick and Gregory Blatt, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf to sign, execute and file this Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments or abbreviated registration statement increasing the amount of securities for which registration is being sought) to this Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 1999.
                                          /s/ L. John Doerr
                                          --------------------------------------
                                          Name: L. John Doerr
                                          Title: Director